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                                                                   Exhibit 10.11

                              [DOVER SADDLERY LOGO]
                              WWW.DOVERSADDLERY.COM

January 25, 2005

Hockessin Square, L.L.C.
C/o Ms. Sonya R. Gross
3100 Centerville Road
Wilmington, DE 19807


RE:      Lease - First Option to Renew
         683-693 Yorklyn Road
         Hockessin, DE 19707
          (sent via Fed Ex)


Dear Ms. Gross:

In accordance with our lease provisions, please consider this official written notice of our intent to exercise the first of our three options, for an additional period of five years, commencing on August 1, 2005.

We look forward to continuing our mutually beneficial relationship. Please acknowledge your receipt of this notice in the space below, and return one copy to my attention. Please do not hesitate to contact me directly at 978.952.8062, ext. 231 with any and all property questions or concerns.



Sincerely,

/s/ Stephen Day

Stephen Day
CEO and President

Cc:      Michael Bruns, CPA Controller
         John Sullivan, Corporate Counsel

I acknowledge receipt, and the exercise of the first Option of this lease from August 1, 2005 to July 31, 2009.

/s/ Sonya R. Gross               1/26/05
---------------------            -------
Ms. Sonya R. Gross               Date
Hockessin Square, LLC


           Office: 525 Great Road/Littleton, MA 01460/(978) 952-8062
            Catalog: P.O. Box 1100/Littleton, MA 01460/(978) 952-6300
         MA Store: 595 Washington St./Wellesley, MA 02482/(781) 235-1411
          DE Store: 683 Yorklyn Rd./Hockessin, DE 19707/(302) 234-8047